                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)            July 10, 1997
                                                  ------------------------------


                        Tarragon Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)



         California                    0-8003                94-2432628
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                      File No.)         Identification No.)



3100 Monticello, Suite 200, Dallas, Texas                      75205
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (214) 599-2200
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formerly Vinland Property Trust and Vinland Property Corporation
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         (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         Pursuant to a Proxy Statement/Prospectus dated June 6, 1997, Vinland Property Trust (the "Trust") proposed to its shareholders at the Annual Meeting held on July 10, 1997 a proposal to change the name of, and convert the Trust from a California business trust into a Nevada corporation through the "Incorporation Procedure" described in such Proxy Statement/Prospectus. Such proposal was distributed to the shareholders of the Trust who, at the Annual Meeting of such shareholders on July 10, 1997, approved the proposal by a vote in excess of 59% in favor.

         A simplified explanation of the "Incorporation Procedure" is that the Trust was incorporated in California pursuant to Section 200.5 of the California Corporation Code under the name Vinland Property Corporation on July 22, 1997 (the "California Corporation") and the California Corporation (as successor to the Trust) was then merged with and into a wholly-owned Nevada subsidiary corporation (the "Merger") on July 25, 1997 with the Nevada Corporation being the survivor to such Merger. The Board of Trustees of the Trust caused the Nevada Corporation to be organized in Nevada under the name Tarragon Realty Investors, Inc. by the filing on April 2, 1997 of Articles of Incorporation. Prior to the Merger, such Nevada Corporation had no significant business, assets or liabilities of any consequence and no operating history. Under Section 200.5 of the California Corporation Code, which governs the process of incorporating a business trust, following the approval of the affirmative vote of a majority of the outstanding shares of Beneficial Interest, such existing trust may then file Articles of Incorporation with a certificate attached, signed by certain officers of that trust stating that the incorporation of the association has been approved by the trustees and the required vote of shareholders, and upon the filing of the Articles of Incorporation pursuant to that section, the resulting California Corporation succeeded automatically to all of the rights and properties of the Trust and became subject to all of the Trust's debts and liabilities in the same manner as if the California Corporation had itself incurred them. The current four trustees of the Trust constituted the initial directors of the California Corporation and the Nevada Corporation and all rights of creditors and all liens upon property of the Trust were preserved unimpaired. Any action or proceeding pending by or against the Trust may continue to be prosecuted at judgment, which shall bind the California Corporation or the California Corporation may be proceeded against or substituted in its place. Under
Section 200.5(e) the filing for record in the office of the county recorder of any county in the State of California in which any of the real property of any such trust is located and a copy of the Articles of Incorporation certified by the Secretary of State is to evidence record ownership in the California Corporation of all interest of the association in and to the real property located in that county.



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

Following the incorporation of the Trust into the California Corporation, the Merger was accomplished by Articles of Merger and a Plan of Merger filed in the States of California and Nevada on July 25, 1997. The surviving corporation (in this instance Tarragon Realty Investors, Inc., the Nevada Corporation) automatically, by operation of law, succeeded to all of the assets, rights, duties, liabilities and obligations of the California Corporation (as successor to the Trust) upon the effectiveness of the Merger on July 25, 1997.

         Following completion of such Merger, the Articles of Incorporation and Bylaws of Tarragon Realty Investors, Inc. remain the Articles of Incorporation and Bylaws of the surviving corporation. The directors and officers of Tarragon Realty Investors, Inc. immediately prior to the effective time of the Merger remain the directors and officers of the surviving corporation; such directors were also the members of the Board of Trustees of the Trust prior to commencement of the Incorporation Procedure. Pursuant to the Merger, each share of beneficial interest of the Trust issued and outstanding prior to the Merger has been deemed converted into one validly issued, fully paid and non-assessable share of Tarragon Realty Investors, Inc. Common Stock. The CUSIP number of the shares of Common Stock of Tarragon Realty Investors, Inc. is 876287-10-3.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c) Exhibits. The following are filed herewith as exhibits or incorporated by reference as indicated below:

            EXHIBIT                       DESCRIPTION OF
          DESIGNATION                        EXHIBIT
             *3.1          Articles of Incorporation of Vinland Property
                           Corporation as filed with and approved by the
                           Secretary of State of California on July 22, 1997.

            EXHIBIT                       DESCRIPTION OF
          DESIGNATION                        EXHIBIT
             *3.2          Articles of Incorporation of Tarragon Realty
                           Investors, Inc. as filed with and approved by the
                           Secretary of State of Nevada on April 2, 1997.
                           (Incorporated by reference to Exhibit 3.5 of the
                           Registrant's Registration Statement No. 333-25739 on
                           Form S-4 filed with the Securities and Exchange
                           Commission on April 24, 1997.)

              3.3          Bylaws of Tarragon Realty Investors, Inc.
                           (Incorporated by reference to Exhibit 3.6 of the Registrant's Registration Statement S-4 No. 333-
                           25739 on Form S-4 filed with the Securities and Exchange Commission on April 24, 1997.)

             *3.4          Agreement and Plan of Merger of Vinland Property
                           Corporation and Tarragon Realty Investors, Inc.
                           dated July 24, 1997.

             *3.5 Articles of Merger of Vinland Property Corporation into Tarragon Realty Investors, Inc. as filed with and approved by the Secretary of State of Nevada on July 25, 1997.





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         * Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated August 15, 1997             TARRAGON REALTY INVESTORS, INC.
                                  (Registrant)



                                  By:  /s/ ROBERT C. IRVINE
                                      -----------------------------------------
                                      Robert C. Irvine, Executive
                                      Vice President and Chief
                                      Financial Officer





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 3.1             Articles of Incorporation of Vinland Property Corporation as filed with and approved by the Secretary of State of California on July 22, 1997.

 3.4             Agreement and Plan of Merger of Vinland Property Corporation into Tarragon Realty Investors, Inc. dated
                 July 24, 1997.

 3.5             Articles of Merger of Vinland Property Corporation into Tarragon Realty Investors, Inc. as filed with and approved by the Secretary of State of Nevada on July 25, 1997.